UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 23, 2006
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On February 22, 2006, the Human Resources Subcommittee (the "Committee") of the Board of Directors (the "Board") of UAL Corporation (the "Company") approved and determined to recommend to the Board, and on February 23, 2006, the Board adopted and approved an amendment (the "PIP Amendment") to the UAL Corporation Performance Incentive Plan (the "PIP"). Under the terms of the PIP Amendment, (i) no participant who is, or was, an officer of the Company or United Air Lines, Inc. ("United") at any time from January 1, 2003 through the date of payment of the incentive award will be entitled to receive payment of an incentive award under the PIP, (ii) payment of the incentive awards for 2003 may be made in the form of the issuance of non-equity securities of the Company or the payment of cash as soon as practicable, but in any event no later than 270 days following February 1, 2006, the date the Company emerged from Chapter 11 (the "Exit Date") and (iii) participants will be entitled to receive incentive awards under the PIP only if they are employed by the Company or an affiliate on the date of the payment of the award.

This description of the PIP Amendment is qualified in its entirety by reference to the PIP Amendment itself, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

In addition, on February 22, 2006, the Committee approved and determined to recommend to the Board, and on February 23, 2006, the Board adopted and approved an amendment (the "LTIP Amendment") to the United NewVentures Long Term Incentive Plan (the "LTIP"). Under the terms of the LTIP Amendment, (i) no participant who is, or was, an officer of the Company or United at any time from January 1, 2003 through the date of payment of the incentive award will be entitled to receive payment of an incentive award under the LTIP, (ii) payment of the incentive awards may be made in the form of the issuance of non-equity securities of the Company or the payment of cash as soon as practicable, but in any event no later than 270 days following the Exit Date and (iii) the total principal amount of all of the non-equity securities issued for payment of all of the incentive awards under the LTIP, together with any cash payments of incentive awards under the LTIP, may not exceed $11 million.

This description of the LTIP Amendment is qualified in its entirety by reference to the LTIP Amendment itself, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	First Amendment of UAL Corporation Performance Incentive Plan, effective as of February 23, 2006.
10.2	Second Amendment of United NewVentures Long Term Incentive Plan, effective as of February 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2006

UAL CORPORATION

By: /s/ Paul R. Lovejoy
Name: Paul R. Lovejoy
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1*	First Amendment of UAL Corporation Performance Incentive Plan, effective as of February 23, 2006.
10.2*	Second Amendment of United NewVentures Long Term Incentive Plan, effective as of February 23, 2006.
__________________
* Filed herewith electronically.